                       AMENDMENT NO. 1 TO THE AMENDED AND
                    RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                            OF MAMMOTH-PACIFIC, L.P.

     This AMENDMENT NO. 1 TO THE AMENDED AND RESTATED AGREEMENT OF LIMITED
PARTNERSHIP OF MAMMOTH-PACIFIC, L.P. (this "Amendment") by and among CD Mammoth
Lakes I, Inc. ("CD-I"), CD Mammoth Lakes II, Inc. ("CD-II"), Pacific Geothermal
Company ("PGC") and Mammoth Geothermal Company ("MGC").

                              EXPLANATORY STATEMENT

     The purpose of this Amendment is to amend the Amended and Restated
Agreement of Limited Partnership of Mammoth-Pacific, L.P. dated as of January
26, 1990 (the "Agreement") to reflect the conversion of 24% of the total 25%
General Partner Partnership Interest held by CD-I in Mammoth-Pacific, L.P. and the conversion of the 24% General Partner Partnership Interest held by CD-II in
Mammoth-Pacific, L.P. to a Limited Partner Partnership Interest. After the
conversion, CD-I will own a 1% General Partner Partnership Interest and a 24%
Limited Partner Partnership Interest and CD-II will own a 25% Limited Partner
Partnership Interest in Mammoth-Pacific, L.P. Furthermore, this Amendment memorializes the December 1990 assignment and assumption of PGC's 49% General
Partner Partnership Interest in Mammoth Pacific, L.P. to MGC.

     NOW, THEREFORE, in order to give effect to the foregoing Explanatory
Statement and in consideration of the mutual covenants contained herein and in the Agreement, the parties agree as follows:

     1. All capitalized terms not otherwise defined by this Amendment shall have the meanings ascribed to such terms by the Agreement.

     2. Within Article I, Section 1.1 of the Agreement, amend the definition of Managing General Partner to read as follows:

     "Managing General Partner shall mean MGC in its capacity as a General
Partner, or such other General Partner appointed as the Managing General
Partner of the Partnership pursuant to Section 4.3."

     3. Within Article I, Section 1.1 of the Agreement, amend the definition of
Partnership Percentage Interest to read as follows:

     "Partnership Percentage Interest shall mean:

          1% in the case of CD-I, in its capacity as a General Partner.
          24% in the case of CD-I, in its capacity as a Limited Partner.
          25% in the case of CD-II, in its capacity as a Limited Partner.
          49% in the case of MGC, in its capacity as a General Partner.
          1% in the case of PGC, in its capacity as a Limited Partner."

     4. Within Article I, Section 1.1 of the Agreement, amend the definition of
PGC Group to read as follows:

     "PGC Group shall mean PGC, MGC and any Affiliate when referred to collectively."

     5. Amend Article II, Section 2.2 to read as follows:

     "2.2 Partners. CD-I, with respect to its 1% Partnership Percentage
Interest, and MGC, with respect to its 49% Partnership Percentage Interest, shall each be General Partners in the Partnership. CD-I, with respect to its 24%
Partnership Percentage Interest, CD-II, with respect to its 25% Partnership
Percentage Interest, and PGC, with respect to its 1% Partnership Percentage
Interest, shall each be Limited Partners in the Partnership."

                                       2                             May 9, 1995

     6. Amend Article II, Section 2.6 to change the registered agent from PGC to
MGC.

     7. Amend the second sentence of Article III, Section 3.1.3 to read as follows:

     "The obligations of the General Partners to comply with the notice from the
Policy Committee to make Partner Loans or additional Capital Contributions shall be based upon a 50% responsibility therefor by CD-I (in its capacity as General
Partner) and a 50% responsibility therefor by MGC (in its capacity as a General
Partner), with such respective responsibilities to be applicable for so long as
CD-I and MGC remain General Partners and regardless of their respective
Partnership Percentage Interest (or the respective aggregate Partnership
Percentage Interests of the CD Group or PGC Group)."

     8. Amend the first and second sentences of Article IV, Section 4.1 to read as follows:

     "The management of the Partnership shall be conducted by the Policy
Committee which shall initially consist of two natural persons as members, one member appointed by CD-I in its capacity as General Partner, and one appointed by MGC, in its capacity as a General Partner. In addition, CD-I, in its capacity as General Partner and MGC, in its capacity as General Partner, shall each appoint one or more alternates to serve as members of the Policy Committee in the absence of the respective appointed members."

     9. Amend the fourth and fifth sentences of Article IV, Section 4.3 to read as follows:

     "MGC shall be the Managing General Partner, subject to the continuing approval of the Policy Committee (by the requisite vote for action by the Policy
Committee as determined pursuant to Section 4.1), which may at any time rescind such approval. In the event that approval of MGC shall be rescinded, the Policy
Committee shall appoint a General Partner as the Managing General Partner."

                                       3                             May 9, 1995

     10. Amend Article IV, Section 4.8(d) to read as follows:

     "Whether or not MGC shall, at the time, be a Partner, MGC shall (as compensation for MGC's having made certain payments to SCE pursuant to the G-1
Facility Power Contract for the benefit of the Partnership) be entitled (prior to the distribution of any Available Cash to any Partners) to a monthly fee equal to the lesser of the Available Cash attributable to the month (computed prior to giving effect to the deduction for the fee herein provided for) or the revenues derived by the Partnership attributable to the sale to SCE in such month of the first 144,341 kilowatt hours of energy from the G-1 Facility, such fee to be payable each month during the 240-month period commencing with the month of January 1996 and ending with the month of December 2015; provided, however, if by December 31, 2015 the Partnership shall not have delivered, during said 240-month period, a total of 34,642,000 kilowatt hours from the G-1
Facility to SCE as to which the total revenues derived therefrom have been paid to MGC as aforesaid, the Partnership shall promptly make a payment to MGC of an amount equal to: (a) the difference between (x) 34,642,000 kilowatt hours and
(y) the number of actual kilowatt hours delivered by the Partnership to SCE from the G-1 Facility during the 240-month period from January 1, 1996 through
December 31, 2015 (and as to which kilowatt hours the revenues therefrom have been paid to MGC), multiplied by (b) $0.03753.

     11. Amend Article IV, Section 4.10 to read as follows:

     "MGC shall be the "tax matters partner" of the Partnership within the meaning of Section 6231(a)(7) of the Code and shall make such elections and other decisions for Federal income or other tax purposes as it shall determine;
provided, however, that MGC shall cause the Partnership to: (a) compute its depreciation deduction for Federal income tax purposes with respect to each
Partnership asset over the shortest recovery period allowable under Section 168 of the Code and for California income tax purposes on a straight line basis to be mutually agreed upon by all General Partners, (b) compute its depletion allowances with respect to each geothermal deposit by the method resulting in the largest deduction, (c) elect to

                                        4                            May 9, 1995

deduct intangible drilling and development costs in accordance with Section
263(c) of the Code, (d) elect to deduct the expenses of organizing the partnership over a sixty-month period as provided in Section 709 of the Code and otherwise will not cause the Partnership to make any elections pursuant to this
Section 4.10 without the consent of the other General Partner(s); and, provided, further, that MGC shall provide each of the General Partners with timely prior notice of any elections to be made by MGC pursuant to this Section 4.10.

     12. Amend Article IV, Section 4.14(a)(ii) to read as follows:

     "a limited operations and maintenance arrangement with MGC or any
Affiliate, with terms and conditions to be established by the Policy Committee."

     13. Amend Article VII, Section 7.4 to read as follows:

     "7.4 Recharacterization of Fees and Guaranteed Payments. Notwithstanding
the provisions of Section 7.3, in the event that any fees, interest or other amounts paid or payable to any General Partner or any of its Affiliates pursuant to this Agreement (including payments to be made to MGC pursuant to Section
4.8(d)) are deducted by the Partnership in reliance on Sections 707(a) or 707(c)
of the Code, and such fees, interest or other amounts are disallowed as deductions to the Partnership and are recharacterized as Partnership distributions, then there shall be allocated to such General Partner, prior to the allocations pursuant to Section 7.3, an amount of Partnership gross income for the year is which such fees, interest or other amounts are treated as
Partnership distributions an amount equal to such fees, interest or other amounts treated as distributions."

     14. Amend the second sentence of Article XI, Section 11.10 to read as follows:

     "If, however, no such settlement is reached in connection with such dispute, then upon written notice by any Partner, a four member panel comprised of two directors or members of management of the CD Group and two directors or members of the management of the PGC

                                        5                            May 9, 1995

Group shall be formed and such panel shall exercise its best efforts to arrive at an amicable settlement of such dispute."

     15. In all other respects, the Agreement shall remain in full force and effect.

     16. This Amendment may be executed in one or more duplicate counterparts and when signed by all of the parties listed below shall constitute a single binding agreement.

     17. The Partners will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purposes of this Amendment.

     18. This Amendment shall be governed and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date set forth above.

          CD MAMMOTH LAKES I, INC.

                                        By: /s/ Illegible
                                            ------------------------------------
                                        Title: Secretary
                                        Date: June 5, 1995
                                        Address: 250 West Pratt Street
                                                 23rd Floor
                                                 Baltimore, MD 21201-2423
                                                 ATTN: Secretary

                                        6                            May 9, 1995

          CD MAMMOTH LAKES II, INC.

                                        By: /s/ Illegible
                                            ------------------------------------
                                        Title: Secretary
                                        Date: June 5, 1995
                                        Address: 250 West Pratt Street
                                                 23rd Floor
                                                 Baltimore, MD 21201-2423
                                                 ATTN: Secretary

                                        MAMMOTH GEOTHERMAL COMPANY

                                        By: /s/ Illegible
                                            ------------------------------------
                                        Title: Vice President
                                        Date: 6/13/95
                                        Address: c/o Pacific Energy
                                                 6055 East Washington Blvd.
                                                 City of Commerce, CA 90040-0092

                                        PACIFIC GEOTHERMAL COMPANY

                                        By: /s/ Illegible
                                            ------------------------------------
                                        Title: Vice President
                                        Date: 6/13/95
                                        Address: c/o Pacific Energy
                                                 6055 East Washington Blvd.
                                                 City of Commerce, CA 90040-0092

                                        7                            May 9, 1995